[GRAPHIC OMITTED]






                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                                 A No-Load Fund




                                  ANNUAL REPORT
                                December 31, 2002




                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                   Web: http://www.roypapp.com

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               PAPP AMERICA-PACIFIC RIM FUND, INC. AND THE MORGAN
                  STANLEY WORLD INDEX THROUGH DECEMBER 31, 2002



                          AVERAGE ANNUAL TOTAL RETURN
                                        1 Year    5 Years    Since Inception
Papp America-Pacific Rim Fund           -20.18%    2.18%         5.30%
Morgan Stanley World Index              -21.06%   -2.84%        -0.28%

[Chart in thousands of dollars]

--------------------------------------------------------
    Year         Papp America-Pacific   Morgan Stanley
                 Rim Fund               World Index
--------------------------------------------------------
 3/14/97         10                     10
--------------------------------------------------------
    1997         12.11                  11.37
--------------------------------------------------------
    1998         15.58                  14.13
--------------------------------------------------------
    1999         19.46                  17.65
--------------------------------------------------------
    2000         19.63                  15.17
--------------------------------------------------------
    2001         16.896                 12.468
--------------------------------------------------------
    2002         13.486                  9.843
--------------------------------------------------------


            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 25% of the sales of the companies in the Fund's portfolio are derived from Pacific Rim sources, 54% are derived from other foreign sources, and 26% are derived from United States sources. The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.

Dear Fellow Shareholder:

In spite of extremely difficult market conditions our Pacific Rim Fund did relatively well in 2002. We were down 20.18% while the Morgan Stanley World Index, against which we measure ourselves, was down 21.06%. The Standard & Poor's 500 Stock Index was down 22.10%.

Since the Fund was first publicly offered in March 1997 we were up 34.87%. During that period the World Index was actually down 1.58% and the S&P 500 was up 20.58%. The chart on the opposite page illustrates this differential.

While a few of our holdings including Expeditors International of Washington and Stryker Corp. did well in 2002, the majority, especially those in technology suffered sharp losses. We have not lost faith in the actual and potential benefits of technology, whether it is medical or electronic, because we believe it will lead the way in our trade with Asian nations. Accordingly, we will continue to invest in the best companies in technology and will not be panicked by short-term fluctuations in their shares. You pay us to purchase and hold shares of the best companies we can find and we intend to do exactly that and not be overly impressed with short-term price movements.

Given our basic premise of buying and holding good quality stocks that offer the probability of long-term growth, the past year has been difficult for even the long-term investor who continues to be very nervous about world conditions in general and the status of our economy in particular. Even though the events of 9/11 have not as yet been repeated, the terrorist threat continues to occupy the attention of many of our officials who have spent an enormous amount of time focusing on the problem. Financial scandals, such as those at Enron, Global Crossing, and World Com have badly shaken the investment community's faith in our business leadership. While we believe these scandals represent only a tiny minority of business, most of which is managed by people with good ethical standards, its effects continue to dampen investor morale. Add to this, the perception of insider trading (Martha Stewart) and a fragile international situation, including the possibility of a war with Iraq and our recent problems with North Korea, and one can understand that investors are justifiably concerned about the long-term outlook.

As investment professionals, it is our job to take the longer view and to find the best managed companies that fit in our overall investment philosophy. We have tried to do this through a diversified list of good international companies whose future is promising. In time we believe our efforts will continue to be rewarded.

                                                           Best regards,
                                                           /s/  L. Roy Papp
                                                           L. Roy Papp, Chairman
                                                           February 3, 2003

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2002

                                                                               Number             Fair
Common Stocks                                                                 of Shares           Value
----------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS (15.9%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                          18,000          $  820,800
   Stryker Corporation
      (Developer and manufacturer of surgical and medical devices)              14,000             939,680
                                                                                                ----------
                                                                                                 1,760,480
                                                                                                ----------
FINANCIAL SERVICES (13.4%)
   American International Group
      (Major international insurance holding company)                           11,000             636,350
   General Electric Company
      (Diversified financial and industrial company)                            12,500             304,375
   State Street Corporation
      (Provider of U.S. and global securities custodial services)               14,000             546,000
                                                                                                ----------
                                                                                                 1,486,725
                                                                                                ----------
PHARMACEUTICAL (10.8%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                            11,000             698,500
   Pfizer, Inc.
     (Prescription pharmaceuticals)                                             16,500             504,405
                                                                                                ----------
                                                                                                 1,202,905
                                                                                                ----------
INDUSTRIAL SERVICES (9.9%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                    27,000             881,550
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                          15,500             218,240
                                                                                                ----------
                                                                                                 1,099,790
                                                                                                ----------
CONSUMER PRODUCTS (8.6%)
    Clorox Company
      (Manufacturer of bleach and other consumer products)                      18,000             742,500
    Colgate-Palmolive Company
      (Leading manufacturer and marketer of oral care and
      other personal care products )                                             4,000             209,720
                                                                                                ----------
                                                                                                   952,220
                                                                                                ----------
SEMICONDUCTORS & EQUIPMENT (7.5%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of
      semiconductor manufacturing systems)                                      28,400             370,052
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                         21,500             334,755
   Linear Technology Corporation
      (Designer of high performance analog semiconductors)                       5,000             128,600
                                                                                                ----------
                                                                                                   833,407
                                                                                                ----------

The description provided in parentheses of the investment is unaudited.
    *Non-income producing security

    The accompanying notes are an integral part of this financial statement.

PAPP AMERICA-PACIFIC RIM FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
                                                                               Number             Fair
Common Stocks (continued)                                                     of Shares           Value
----------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT (7.1%)
   American Power Conversion *
      (Producer of uninterruptible power supply products)                       13,000            $196,950
    Molex, Inc.
      (Supplier of interconnection products)                                    30,000             596,700
                                                                                                ----------
                                                                                                   793,650
                                                                                                ----------

SOFTWARE (5.1%)
    Microsoft Corporation*
       (Personal computer software)                                             11,000             568,700
                                                                                                ----------

INVESTMENT MANAGEMENT (4.7%)
    T. Rowe Price Associates, Inc.
       (No-load mutual fund company)                                            19,000             518,320
                                                                                                ----------

INSTRUMENTS & TESTING (4.4%)
   National Instruments Corporation *
      (Supplier of computer based instrumentation products)                     15,000             487,350
                                                                                                ----------

COMPUTER EQUIPMENT (4.3%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                       14,400             249,984
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                    3,000             232,500
                                                                                                ----------
                                                                                                   482,484
                                                                                                ----------
TELECOMMUNICATIONS (2.7%)
   Cisco Systems, Inc. *
      (Supplier of computer internetworking systems)                             7,200              94,320
   Nokia Corporation
      (Manufacturer of wireless handsets)                                       13,000             201,500
                                                                                                ----------
                                                                                                   295,820
                                                                                                ----------
RESTAURANTS (2.6%)
    McDonald's Corporation
      (Fast food restaurants and franchising)                                   18,000             289,440
                                                                                                ----------

OIL EXPLORATION AND PRODUCTION (1.6%)
    Royal Dutch Petroleum Company, PLC
      (Oil exploration and production company)                                   4,000             176,080
                                                                                                ----------

TOTAL COMMON STOCKS - 98.6%  (COST $9,711,995)                                                  10,947,371
CASH AND OTHER ASSETS -  1.4%                                                                      160,685
                                                                                               -----------
NET ASSETS - 100.0%                                                                            $11,108,056
                                                                                               ===========

The description provided in parentheses of the investment is unaudited.
    *Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002



                                     ASSETS

Investment in securities, at fair value (cost $9,711,995) (Note 1)  $10,947,371
Cash                                                                    148,295
Dividends and interest receivable                                        12,390
                                                                    -----------
         Total assets                                                11,108,056
                                                                    -----------

                                  LIABILITIES

Liabilities                                                                   -
                                                                    -----------
         Net assets                                                 $11,108,056
                                                                    ===========


                                   NET ASSETS

Paid-in capital                                                     $10,559,147
Accumulated undistributed net realized loss on investments sold        (686,467)
Net unrealized appreciation on investments                            1,235,376
                                                                    -----------
         Net assets applicable to Fund shares outstanding           $11,108,056
                                                                    ===========


Fund shares outstanding                                                 897,230
                                                                    ===========


Net Asset Value Per Share                                           $     12.38
                                                                    ===========
    (Based on 897,230 shares outstanding at December 31, 2002)



    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
   Dividends                                                           $109,901
   Interest                                                               1,624
   Foreign taxes withheld                                                (1,900)
                                                                    ------------
            Total investment income                                     109,625
                                                                    ------------

EXPENSES:
   Management fee (Note 3)                                              125,287
   Filing fees                                                           22,210
   Auditing fees                                                         15,592
   Legal fees                                                             8,693
   Directors' attendance fees                                             5,400
   Custodial fees                                                         4,427
   Printing and postage fees                                              3,800
   Transfer agent fees (Note 3)                                           3,221
   Other fees                                                             1,475
                                                                    ------------
            Total expenses                                              190,105

Less fees waived by adviser (Note 3)                                    (33,496)
                                                                    ------------
            Net expenses                                                156,609
                                                                    ------------

Net investment loss                                                     (46,984)
                                                                    ------------

REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
   Proceeds from sales of securities                                  1,716,096
   Cost of securities sold                                           (2,130,733)
                                                                    ------------
            Net realized loss on investments sold                      (414,637)

Net change in unrealized appreciation on investments                 (2,399,723)
                                                                    ------------

Net realized and unrealized loss on investments                      (2,814,360)
                                                                    ------------

DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                   $(2,861,344)
                                                                    ============


    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                          2002               2001
                                                                      -----------        -----------
FROM OPERATIONS:
   Net investment loss                                                $   (46,984)       $   (73,597)
   Net realized loss on investments sold                                 (414,637)          (271,829)
   Net change in unrealized appreciation on investments                (2,399,723)        (2,133,858)
                                                                      -----------        -----------

            Decrease in net assets resulting
              from operations                                          (2,861,344)        (2,479,284)
                                                                      -----------        -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold - prior year                 -            (38,742)
   Net realized gain on investment securities sold                              -                  -
                                                                      -----------        -----------
            Decrease in net assets resulting from
              distributions to shareholders                                     -            (38,742)
                                                                      -----------        -----------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                           932,487            576,870
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on investment
     securities sold                                                            -             36,914
   Payments for redemption of shares                                   (1,614,101)        (1,081,346)
                                                                      -----------        -----------
            Decrease in net assets resulting
              from shareholder transactions                              (681,614)          (467,562)
                                                                      -----------        -----------

Total decrease in net assets                                           (3,542,958)        (2,985,588)

Net assets at beginning of the year                                    14,651,014         17,636,602
                                                                      -----------        -----------
Net assets at end of the year                                         $11,108,056        $14,651,014
                                                                      ===========        ===========


   The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


(1)      SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

At December 31, 2002, the capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions.

                      Expiration Date                     Amount
                -----------------------------           ---------
                December 31, 2009                       $(271,829)
                December 31, 2010                       $(414,637)
                                                        ---------
                  Total capital loss carryover          $(686,466)
                                                        =========

During the year ended December 31, 2002, the Fund's accumulated net investment losses that are not available deductions for tax purposes of $435,681 were reclassified to paid in capital.


(2)      DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 26, 2001, a distribution was declared from net realized long-term capital gains of approximately $0.0411 a share aggregating $38,742. The distribution was paid on December 31, 2001, to shareholders of record on December 26, 2001.

There were no significant differences between the book basis and tax basis of distributions for the year ended December 31, 2002.


(3)      TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $33,496 was required in 2002. The Fund incurred fees of $3,221 in 2002 from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $450 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)      PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2002, purchase and sale transactions excluding short-term investments, were $942,193 and $1,716,096, respectively.

(5)      CAPITAL SHARE TRANSACTIONS:

At December 31, 2002, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                        Proceeds          Shares
                                      -----------        --------
Year ended December 31, 2002
Shares issued                         $   932,487          69,385
Shares redeemed                        (1,614,101)       (116,799)
                                      -----------        --------
            Net decrease              $  (681,614)        (47,414)
                                      ===========        ========

Year ended December 31, 2001
Shares issued                         $   576,870          35,753
Distributions reinvested                   36,914           2,362
Shares redeemed                        (1,081,346)        (69,346)
                                      -----------        --------
            Net decrease              $  (467,562)        (31,231)
                                      ===========        ========

(6)      UNREALIZED APPRECIATION:

The U.S. Federal income tax basis of the Fund's investments at December 31, 2002, was $9,711,995, and net unrealized appreciation for U.S. Federal income tax purposes was $1,235,376, with gross unrealized gains on investments in which fair value exceeded cost totaled $2,903,207 and gross unrealized loss on investments in which cost exceeded fair value totaled $1,667,831.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the years indicated, divided by the average number of shares outstanding during the years. The ratios are calculated using the revenues and expenses for the years, divided by the average of the daily net assets of the Fund.


                                                                              Years ended December 31,
                                                      2002              2001             2000              1999              1998
                                                  -----------       -----------      -----------       -----------      -----------
Net asset value, beginning
   of year                                        $     15.51       $     18.07      $     19.44       $     15.57      $     12.10
Income from operations:
     Net investment loss                                (0.08)            (0.08)           (0.09)            (0.12)           (0.06)
     Net realized and unrealized
      (loss)/gain on investments                        (3.05)            (2.44)            0.53              3.99             3.53
                                                  -----------       -----------      -----------       -----------      -----------
        Total from operations                           (3.13)            (2.52)            0.44              3.87             3.47

Less dstributions from:
      Net realized gains                                    -             (0.04)           (1.81)                -                -
                                                  -----------       -----------      -----------       -----------      -----------
        Total distributions                                 -             (0.04)           (1.81)                -                -

Net asset value, end of year                      $     12.38       $     15.51      $     18.07       $     19.44      $     15.57
                                                  ===========       ===========      ===========       ===========      ===========
        Total return                                  -20.18%           -13.94%            0.90%            24.86%           28.68%
                                                  ===========       ===========      ===========       ===========      ===========
Ratios/Supplemental Data:
   Net assets, end of year                        $11,108,056       $14,651,014      $17,636,602       $16,478,700      $14,705,830
   Expenses to average
     net assets (A)                                     1.25%             1.25%            1.25%             1.25%            1.25%
   Investment income to
     average net assets (B)                             0.88%             0.77%            0.63%             0.58%            0.79%
   Portfolio turnover rate                              7.57%             7.25%           28.33%            17.52%           13.73%


(A) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.52%, 1.40%, 1.32%, 1.39%, and 1.41% for the years ended December 31,2002, 2001,
     2000, 1999, and 1998, respectively.

(B) Computed giving effect to investment adviser's expense limitation undertaking.

                          INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Directors of Papp America-Pacific Rim Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp America-Pacific Rim Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Pacific Rim Fund, Inc. as of December 31, 2002, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/  Deloitte & Touche LLP

Phoenix, Arizona

January 21, 2003

             THE FOLLOWING REPORT IS A COPY OF THE PREVIOUSLY ISSUED ARTHUR ANDERSEN LLP REPORT AND HAS NOT BEEN REISSUED BY
                              ARTHUR ANDERSEN LLP.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Papp America-Pacific Rim Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp America-Pacific Rim Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ending December 31, 2001 and for the period from commencement of operations (March 14, 1997) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Pacific Rim Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ending December 31, 2001 and for the period from commencement of operations (March 14, 1997) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.



/s/ Arthur Andersen



Los Angeles, California
January 17, 2002

                              FACTS ABOUT THE FUND


INVESTMENT OBJECTIVE - The Fund, which commenced operations on March 14, 1997, is designed for those long-term investors who wish to invest a portion of their common stock assets in mainly American multinational companies which do a significant amount of business with, and receive substantial income from, nations bordering the Pacific Ocean. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $613 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 46 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.

                                        DATE FIRST                                                NUMBER OF
                                        ELECTED OR                                           PORTFOLIOS IN FUND
NAME, POSITION(S) AND AGE AT           APPOINTED TO     PRINCIPAL OCCUPATION(S) DURING PAST  COMPLEX OVERSEEN BY      OTHER
     JANUARY 1, 2003                      OFFICE                    FIVE YEARS                    DIRECTOR       DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
Victoria S. Cavallero, CFA [44]            1996        Partner, L. Roy Papp &                        NA                NA
Vice President                                         Associates, LLP.

George D. Clark, Jr., CFA [63]             1996        Partner, L. Roy Papp &                        NA                NA
Vice President                                         Associates, LLP.

Jeffrey N. Edwards, CFA [44]               1996        Partner, L. Roy Papp &                        NA                NA
Vice President                                         Associates, LLP.

Julie A. Hein, [40]                        1996        Partner, L. Roy Papp &                        NA                NA
Vice President and                                     Associates, LLP.
Assistant Treasurer

Jane E. Couperus, CFA [33]                 2001        Partner, L. Roy Papp &                        NA                NA
Vice President                                         Associates, LLP since 2001; prior
                                                       thereto, Associate, L. Roy Papp &
                                                       Associates, LLP since 1997.

John L. Stull, CFA [38]                    2001        Partner, L. Roy Papp &                        NA                NA
Vice President                                         Associates, LLP since 2001; prior
                                                       thereto, Associate, L. Roy Papp &
                                                       Associates, LLP since 1997 and
                                                       Financial Analyst, Finova Capital
                                                       Group.

Russell A. Biehl, [39]                     2001        Partner, L. Roy Papp &                        NA                NA
Vice President                                         Associates, LLP since 2001; prior
                                                       thereto, Associate, L. Roy Papp &
                                                       Associates, LLP since 1998 and
                                                       Portfolio Manager, Harris Trust
                                                       Bank.

                                       16


                                        DATE FIRST                                                 NUMBER OF
                                        ELECTED OR                                            PORTFOLIOS IN FUND
NAME, POSITION(S) AND AGE AT            APPOINTED TO    PRINCIPAL OCCUPATION(S) DURING PAST   COMPLEX OVERSEEN BY     OTHER
      JANUARY 1, 2003                     OFFICE                   FIVE YEARS                      DIRECTOR       DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:

L. Roy Papp,* [75]                         1996        Partner, L. Roy Papp & Associates,           Five              None
Chairman and Director                                  LLP.

Harry A. Papp, CFA *+  [48]                1996        Partner, L. Roy Papp & Associates,           Five              None
President and Director                                 LLP.

Robert L. Mueller * [74]                   1996        Partner, L. Roy Papp & Associates,           Five              None
Vice President, Secretary and                          LLP.
Director

Rosellen C. Papp, CFA *+  [48]             1996        Partner, L. Roy Papp & Associates,           Five              None
Vice President, Treasurer and                          LLP.
Director

Bruce C. Williams, CFA * [49]              1996        Partner, L. Roy Papp & Associates,           Five              None
Vice President and Director                            LLP.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:

James K. Ballinger, [51]                   1996        Director, Phoenix Art Museum                 Five              None
Director

Amy S. Clague, [68]                        1996        Private investor since 2000;                 Five              None
Director                                               prior thereto, Partner, Boyd and
                                                       Clague, bookkeeping services.

Carolyn P. O'Malley, [53]                  1996        Executive Director, Dorrance Family          Three             None
Director                                               Foundation since 2001; prior
                                                       thereto, Director, Desert Botanical
                                                       Garden.

----------------------------
* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

----------------------------

     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce
C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

                                       17